                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     sec.240.14a-11(c) or sec.240.14a-12


                              PROXIMA CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              PROXIMA CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 14, 1996

To The Stockholders:

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Proxima Corporation, a Delaware corporation (the "Company"), will be held on August 14, 1996, at 5:00 p.m. at the offices of the Company, 9440 Carroll Park Drive, San Diego, California 92121, for the following purposes:

          1. To elect directors to serve for the following year and until their successors are duly elected;

          2. To approve the 1996 Stock Plan and reserve shares for issuance thereunder;

          3. To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending March 30, 1997; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on June 21, 1996, are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          By Order of the Board of Directors

                                          /s/ DENNIS A WHITTLER
                                          ----------------------------------
                                          DENNIS A. WHITTLER
                                          Secretary

San Diego, California
July 12, 1996

                              PROXIMA CORPORATION

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 14, 1996

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Proxima Corporation (the "Company") for the Annual Meeting of Stockholders to be held on August 14, 1996, at 5:00 p.m. at the offices of the Company, 9440 Carroll Park Drive, San Diego, California 92121, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

     These proxy solicitation materials were mailed on or about July 12, 1996, to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Only stockholders of record at the close of business on June 21, 1996, are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company as of such date consisted of 6,943,240 shares of Common Stock. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors -- Securities Ownership."

REVOCABILITY OF PROXIES

     The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

     Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for seven nominees, and the seven nominees with the greatest number of votes will be elected.

     The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's next Annual Meeting must be received by the Company no later than March 14, 1997, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                             ELECTION OF DIRECTORS

     A Board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED.

     The names and certain information about the nominees for directors are set forth below:

                                      POSITION/PRINCIPAL
    NAME OF NOMINEE      AGE              OCCUPATION             DIRECTOR SINCE
- - -----------------------  ----    ----------------------------    --------------
Patrick Arrington         53     Partner, Rutan and Tucker            1994

Richard E. Belluzzo       42     Executive Vice President,            1995
                                 Computer Organization,
                                 Hewlett-Packard Company

Robert W. Johnson         46     Private Venture Capital              1985
                                 Investor

Jeffrey M. Nash           48     President, TransTech                 1993
                                 Information Management
                                 Systems, Inc.

Kenneth E. Olson          59     Chairman of the Board                1984

John E. Rehfeld           56     President and Chief                  1996
                                 Executive Officer

John M. Seiber            61     Senior Vice President of             1988
                                 PaineWebber, Inc.

     Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Arrington is the partner in charge of the corporate practice at the law firm of Rutan & Tucker. He joined the firm in July 1983. Mr. Arrington is a director of SysteMed, Inc.

     Mr. Belluzzo is the Executive Vice President, Computer Organization at Hewlett-Packard Company. Mr. Belluzzo has held various positions at Hewlett-Packard during the last twenty years.

     Mr. Johnson has been a private venture capital investor since July 1988. Mr. Johnson is a director of STAC Electronics, Inc.

     Mr. Nash is the President of TransTech Information Management Systems, Inc., a software development company. From June 1994 to July 1995, Mr. Nash was President of Digital Perceptions, Inc., a software development company. From 1989 to June 1994, he served as President of VISqUS Corporation, a computer disk drive/magnetic recording technology development company which he co-founded in 1989 and which is a subsidiary of Conner Peripherals, a disk drive company. Mr. Nash is a director of Remec, Inc.

     Mr. Olson has served as Chairman of the Board since 1984. From July 1989 through January 1996, he was the Chief Executive Officer of Proxima Corporation and was also President of the Company from April 1995 through January 1996. Mr. Olson is a director of Lidak Pharmaceuticals.

     Mr. Rehfeld is currently the President and Chief Executive Officer of the Company. From 1993 to February 1996, he was President and Chief Executive Officer of Etak, Inc., a leading developer of digital maps, mapping software tools and vehicle navigation systems. From 1989 to 1993, he was President of Seiko Instruments USA. Mr. Rehfeld is a director of Wonderware Corporation.

     Mr. Seiber is a Senior Vice President of PaineWebber, Inc., an investment company. He has served in a variety of positions with PaineWebber, Inc. since 1962.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 21, 1996, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each current director of the Company, (iii) each of the officers named in the table under "Executive Compensation -- Summary Compensation Table" and (iv) all directors and executive officers as a group. Except as otherwise noted below, the Company knows of no agreements among its stockholders which relate to voting or investment power of its shares of Common Stock.

                                                                  SHARES OF COMMON STOCK
                                                                    BENEFICIALLY OWNED
                                                                  ----------------------
                   DIRECTORS, EXECUTIVE OFFICERS AND                          PERCENTAGE
                       FIVE PERCENT STOCKHOLDERS                  NUMBER      OWNERSHIP
        --------------------------------------------------------  -------     ----------
        Patrick Arrington(1)....................................    7,989        *
        Richard E. Belluzzo(2)..................................    3,710        *
        Robert W. Johnson(3)....................................   19,148        *
        Jeffrey M. Nash(4)......................................   10,033        *
        Kenneth E. Olson(5).....................................  328,665          4.7
        John E. Rehfeld(6)......................................    1,000        *
        John M. Seiber(7).......................................   13,994        *
        Arthur P. Minich(8).....................................   25,943        *
        Michael S. Tamkin(9)....................................   11,182        *
        Donald S. Houston(10)...................................   13,809        *
        Dennis A. Whittler(11)..................................   59,194        *
        All directors and executive officers as a group
          (16 persons)(12)......................................  546,828          7.9

- - ---------------
  *  Less than one percent

 (1) Includes 7,989 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

 (2) Includes 3,710 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

 (3) Includes 9,888 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

 (4) Includes 10,033 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

 (5) Includes 183,019 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

 (6) Includes 1,000 shares held by his spouse, Gunvor Rehfeld, as to which shares Mr. Rehfeld disclaims beneficial ownership.

 (7) Includes 9,888 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996, and 1,000 shares held by his spouse, Patricia Seiber, as to which shares Mr. Seiber disclaims beneficial ownership.

 (8) Includes 25,943 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

 (9) Includes 11,182 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

(10) Includes 10,400 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

(11) Includes 35,257 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

(12) Includes 329,813 shares subject to outstanding options that are exercisable within 60 days of June 21, 1996.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eight meetings during the fiscal year ended March 31, 1996.

     The Audit Committee, currently consisting of director Seiber, met once during the last fiscal year. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by such accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee, currently consisting of directors Johnson and Nash, met once during the last fiscal year. This Committee establishes the salary and incentive compensation of the executive officers of the Company and administers the Company's employee benefit plans.

     The Finance Committee, currently consisting of directors Seiber, Nash and Olson, held one meeting during the last fiscal year. The Finance Committee reviews matters concerning financing strategies and strategic alliances.

     The Nominating Committee, currently consisting of directors Nash, Arrington and Olson, did not meet during the last fiscal year. The Nominating Committee reviews candidates and makes recommendations for nominees to serve on the Board of Directors. The Committee will consider recommendations by stockholders for vacancies on the Board. Suggestions may be submitted to the Secretary of the Company.

     During the fiscal year ended March 31, 1996, all directors attended at least 75% of the meetings of the Board of Directors and meetings of Committees on which such director served.

BOARD COMPENSATION

     Non-employee directors are compensated at the rate of $1,000 per meeting of the Board of Directors and $500 per meeting of a committee that is held on a day when a meeting of the entire Board is not held. Non-employee directors also receive a $1,000 quarterly retainer.

REPORT OF THE COMPENSATION COMMITTEE

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's officers with respect to the compensation paid to the officers for the year ended March 31, 1996.

TO THE BOARD OF DIRECTORS:

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for reviewing and evaluating the compensation of the Company's officers. The duties of the Compensation Committee include reviewing and making recommendations regarding salaries, bonuses and equity-based compensation to the Board. All recommendations by the Committee submitted to the Board are reviewed and approved by the non-employee directors. The Committee is composed of Messrs. Robert Johnson and Jeffrey Nash, both independent, outside directors of the Company.

        - Base Salaries

          The Committee establishes the base salaries of the officers by considering the salaries of officers in similar positions at comparably sized companies in the electronics industry using survey information published by the American Electronics Association. The Committee benchmarks salaries to the 50th percentile of the survey range and also considers the Company's performance over the past year in such areas as revenues, profitability and progress toward long-term goals. The base salaries are reviewed and adjusted annually.

        - Annual Bonuses

          The Committee establishes target bonus levels which vary between 20% and 50% of base salary for officers. The Committee also predetermines a minimum performance level below which no bonus is earned and the performance goal at which the full target bonus is earned. Additional bonus amounts are earned for achievement of results above the targets. The target bonus is prorated for achievement of results between the minimum level and the performance goal. For fiscal 1996, annual bonuses were based upon earnings goals and also upon revenue goals for certain officers who are primarily involved with selling.

        - Equity-Based Compensation

          The Committee views stock options as an important part of the Company's long-term performance-based compensation plan. The Committee bases grants of stock options to the officers upon its estimation of each executive's potential contribution to the long-term growth and profitability of the Company. The program is intended to provide additional incentives to the officers to maximize stockholder value. An extensive review of industry practices was conducted at the end of fiscal 1994 which served as the basis for equity-based compensation in fiscal 1996. All options are granted at the fair market value of the Company's Common Stock at the date of grant. The stock options vest over time to encourage key employees to remain with the Company.

        - Chief Executive Officer Compensation

          The compensation of the Company's Chief Executive Officer was based upon the same criteria described above. Specifically, the Committee considered (i) salaries of chief executive officers for comparably sized companies in the electronics industry, (ii) the profitability goals of the Company and the performance of similar companies, and (iii) the Company's performance for fiscal year 1996.

                                          COMPENSATION COMMITTEE:
                                            Robert Johnson, Chairman
                                           Jeffrey Nash, Committee Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.

PERFORMANCE GRAPH

     The following is a graph comparing the cumulative total return to stockholders of the Company's Common Stock to two indices: (i) the Nasdaq Stock Market (U.S. Companies) Index and (ii) the Nasdaq Computer Manufacturers Stock Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                 COMPARISON OF 38-MONTH CUMULATIVE TOTAL RETURN

      MEASUREMENT PERIOD                         NASDAQ STOCK       NASDAQ
    (FISCAL YEAR COVERED)        PROXIMA CORP      MRKT - US     COMPUTER MFR
FEB-93                                     100             100             100
MAR-93                                      94              98              90
MAR-94                                      70             106              87
MAR-95                                     199             118             104
MAR-96                                     147             161             161

                                                2/93     3/93     3/94     3/95     3/96
                                                ----     ----     ----     ----     ----
Proxima Corporation                             $100     $ 94     $ 70     $199     $147
Nasdaq Stock Market-U.S. Companies               100       98      106      118      161
Nasdaq Computer Manufacturers                    100       90       87      104      161

     The Performance Graph shows the cumulative total return on investment assuming an investment of $100 on February 4, 1993, in the Company, the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Computer Manufacturers Stock Index. The return on investment includes the reinvestment of dividends, although dividends have never been paid on Company stock.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation paid by the Company for the year ended March 31, 1996, to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company. Also included is an officer who would have been included in the table but for the fact that he was no longer an executive officer of the Company at the end of the fiscal year.

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                        ------------
                                               ANNUAL COMPENSATION       SECURITIES
                                              ---------------------      UNDERLYING
                                   FISCAL      SALARY       BONUS          OPTION           ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR        ($)          ($)         AWARDS (#)      COMPENSATION(1)
- - ---------------------------------  ------     --------     --------     ------------     ---------------
John E. Rehfeld..................   1996(2)   $ 55,386     $ 25,000        200,000           $ 3,068
  President and CEO                 1995            --           --             --                --
                                    1994            --           --             --                --

Kenneth E. Olson.................   1996       221,538           --             --            17,278
  Chairman (also President          1995       220,000      220,000         37,000            13,865
  and CEO to 2/96)                  1994       220,000       19,997             --                --

Arthur P. Minich.................   1996       171,104           --             --             5,399
  Chief Technical Officer; Vice     1995       160,000      111,685         20,000             5,482
  President R&D                     1994       140,001        7,658         30,000               852

Michael S. Tamkin................   1996       155,000           --             --             5,833
  Vice President Manufacturing      1995(2)    136,635       68,345         30,000            52,617
                                    1994            --           --             --                --

Donald S. Houston................   1996       140,000           --         10,000             3,733
  Vice President Sales              1995(2)     16,154           --         30,000                --
                                    1994            --           --             --                --

Dennis A. Whittler...............   1996       149,000           --             --             5,041
  Vice President Finance;           1995       129,000       81,041         10,000             4,962
  CFO and Secretary                 1994       117,000        5,701         15,000             4,604

- - ---------------

(1) Includes life insurance premiums paid by the Company, matching contributions made by the Company under its 401(k) Plan, and car allowances.

(2) Employed for only a portion of the fiscal year.

     Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended March 31, 1996, to each of the executive officers named in the Summary Compensation Table:

                                            INDIVIDUAL GRANTS                                   POTENTIAL
                      -------------------------------------------------------------        REALIZABLE VALUE AT
                                       % OF TOTAL                                        ASSUMED ANNUAL RATES OF
                      SECURITIES         OPTIONS                                        STOCK PRICE APPRECIATION
                      UNDERLYING       GRANTED TO                                          FOR OPTION TERM(1)
                       OPTIONS          EMPLOYEES        EXERCISE OR     EXPIRATION     -------------------------
       NAME           GRANTED(#)     IN FISCAL YEAR      BASE PRICE         DATE            5%            10%
- - -------------------   ----------     ---------------     -----------     ----------     ----------     ----------
John E. Rehfeld.....    200,000            38.7            $ 20.75          1/7/03      $1,689,467     $3,937,176
Kenneth E. Olson....         --              --                 --              --              --             --
Arthur P. Minich....         --              --                 --              --              --             --
Michael S. Tamkin...         --              --                 --              --              --             --
Donald S. Houston...     10,000             1.9              19.75         8/17/02          80,402        225,859
Dennis A. Whittler..         --              --                 --              --              --             --

- - ---------------

(1) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the seven year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, each exercise of stock options during the fiscal year ended March 31, 1996, and the year-end value of unexercised options:

                                                          NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-THE-
                         SHARES                          UNDERLYING UNEXERCISED        MONEY OPTIONS AT YEAR END:
                       ACQUIRED ON        VALUE           OPTIONS AT YEAR-END:        ----------------------------
        NAME           EXERCISE(#)     REALIZED(1)     EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(2)
- - ---------------------  -----------     -----------     -------------------------      ----------------------------
John E. Rehfeld......         --                --             0       200,000                  0            0
Kenneth E. Olson.....     79,999       $ 1,109,985       171,841        55,157        $ 2,148,388     $375,998
Arthur P. Minich.....     50,000           535,237        16,217        58,783            124,990      440,297
Michael S. Tamkin....      9,000            86,625         7,290        33,710             25,073      177,052
Donald S. Houston....         --                --         6,049        33,951                  0            0
Dennis A. Whittler...     23,333           323,745        31,496        23,503            337,324      147,587

- - ---------------

(1) Market value of underlying securities minus exercise price at time of exercise.

(2) Market value of underlying securities at year-end minus the exercise price.

EMPLOYMENT CONTRACTS

     On December 22, 1995, John E. Rehfeld accepted employment as the Company's President, Chief Executive Officer and a Director. The employment offer letter setting forth the terms of his at-will employment provides for (a) an annual base salary set until April 1997 at $300,000, (b) eligibility for an annual bonus initially targeted, but not capped, at 50% of base salary, (c) an employment bonus of $100,000, payable in equal quarterly installments, (d) an option under the Company's incentive stock option plan to purchase 200,000 shares of Company Common Stock (with partial accelerated vesting if the Company is acquired), (e) participation in the Company's 401(k) plan, with the Company matching 60% of the first 8% of salary deferrals made by Mr. Rehfeld, (f) reimbursement of cellular telephone expenses and an $800 monthly car allowance,
(g) $125,000 in net relocation expenses and up to $10,000 to cover certain temporary living expenses, (h) payment of up to 2% of the purchase price of a new home, and (i) certain other standard employee benefits.

     On March 19, 1996, the Company entered into an Agreement Regarding Change of Status ("Olson Agreement") with Kenneth E. Olson, formerly Chairman of the Board, President and Chief Executive Officer of the Company. The Olson Agreement provides that Mr. Olson will serve as a part-time Company employee at a monthly salary of $10,000 until the earlier of August 5, 1996, or such time as Mr. Olson becomes an employee or consultant of another company.

     The Olson Agreement also provides that Mr. Olson will continue to serve as Chairman of the Board until the earlier of February 5, 1997, or such time as the Board elects another Chairman or Mr. Olson resigns as Chairman or as a Director. The Board anticipates that Mr. Olson will be appointed Vice Chairman of the Board for up to one year thereafter, but the Board is free to elect a new Chairman or Vice Chairman at any time. Mr. Olson will serve on the Board until either the stockholders remove or fail to re-elect him or he resigns from the Board. The Company is not required to nominate him to a Board seat.

     While he remains an employee, Mr. Olson may continue to participate in all benefits to which he was entitled as of the date of the Olson Agreement, and his previously granted options will continue to vest. On termination, he will be granted an option to purchase 2,500 shares of Company Common Stock under the employee option plan then in effect, which options will vest as if automatically granted to a continuing director. Thereafter, he will be granted options as a continuing outside director. If, on termination, he is not employed by another company, the Board may, under certain circumstances, pay him $60,000.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     The Company's Bylaws provide that the Company is required to indemnify its officers and directors to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary, and that the Company is required to advance expenses to its officers and directors as incurred. Further, the Company has entered into indemnification agreements with its officers and directors. The Company believes that its charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with except with regard to Donald S. Houston, Vice President, Sales, who filed a late Form 4.

                  APPROVAL OF ADOPTION OF THE 1996 STOCK PLAN

BACKGROUND

     The Amended and Restated 1986 Stock Option Plan (the "1986 Plan") expired in February 1996. The Board of Directors adopted the 1996 Stock Plan (the "Plan" or the 1996 Plan") in June 1996. The stockholders are being requested to consider and approve the adoption of the Plan and the reservation of 500,000 shares of Common Stock, par value $.001, for issuance thereunder, as well as up to an additional 500,000 shares that were authorized for issuance under the expired 1986 Plan, so that they may be returned to the 1996 Plan in the event options relating to such shares are not exercised prior to the expiration of such options.

     As of March 31, 1996, approximately 1,224,994 shares were subject to outstanding options under the 1986 Plan at prices ranging from $.19 to $36.88 per share. The closing price of a share of Proxima Corporation Common Stock on June 21, 1996, was $12.625.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of the Votes Cast will be required to approve the Plan and reserve shares thereunder. Votes that are cast against the proposal are counted for the purposes of determining the total number of Voting Shares with respect to this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE STOCK PLAN.

SUMMARY OF THE 1996 STOCK PLAN

     General. The Board of Directors adopted the 1996 Stock Plan in June 1996. The Board of Directors reserved 500,000 shares of Common Stock for issuance under the Plan, together with 500,000 additional shares of Common Stock for issuance to the extent that outstanding options previously granted under the 1986 Stock Option Plan expire unexercised. The Plan provides for the discretionary grant of options and stock purchase rights ("Rights") to employees and directors of and consultants to the Company. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

     Purpose. The purpose of the 1996 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business.

     Administration. The 1996 Plan may generally be administered by the Board or a Committee appointed by the Board. However, with respect to grants of options and Rights to employees who are also officers or directors of the Company ("Insiders"), the 1996 Plan shall be administered by: (i) the Board if the Board may administer the 1996 Plan in a manner complying with Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3") with respect to a Plan under which discretionary grants and awards of equity securities are to be made to Insiders; or (ii) a committee designated by the Board to administer the 1996 Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 governing a Plan under which discretionary grants and awards of equity securities are to be made to Insiders. The administrators of the 1996 Plan are referred to herein as the "Administrator."

     Eligibility; Limitations. Nonstatutory stock options and Rights may be granted under the 1996 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and Rights may be granted, the time or times at which such awards may be exercised, and the number of shares subject to each such award. To the extent that the aggregate fair market value of shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee in a calendar year under all Company plans exceeds $100,000, such options shall be treated as nonstatutory options.

     Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of the Company. To maximize the Company's deduction attributable to options granted to such persons, the 1996 Plan provides that no employee may be granted, in any fiscal year of the Company, options or Rights to purchase more than 200,000 shares of Common Stock, except that in connection with an employee's initial employment, he or she may be granted options or Rights to purchase up to an additional 400,000 shares of Common Stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted and may also reduce the exercise price of any option or Right if the fair market value of the Common Stock covered should decline after the initial grant. The Administrator may also institute an option exchange program, whereby outstanding options are exchanged for options with a lower exercise price. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a more than 10% stockholder may not be less than

     110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock on the last market trading day before the date the option is granted.

          (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option or extend the post-termination exercise period for options beyond what the Plan otherwise provides. Stock options granted under the 1996 Plan generally vest and become exercisable over sixty (60) months. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

          (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant. An Incentive Stock Option granted to a more than 10% stockholder may have a term of no more than five
     (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d) Termination of Employment. If an optionee's employment relationship, directorship or consulting relationship terminates for any reason other than death or disability, the optionee may exercise any Plan options that have vested by the termination date within such time as is set forth in the Notice of Grant or, if no time is so specified, for three months following the termination. For Incentive Stock Options, the exercise period may not exceed three months from the termination date. An optionee's change in status between consultant, employee and director shall not be considered termination, but an Incentive Stock Option shall be treated for tax purposes as a nonstatutory stock option three months and one day after an optionee stops being an employee.

          (e) Death or Disability. If an optionee's employment relationship, directorship or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the 1996 Plan expire on the earlier of (i) 12 months from the date of such termination or
     (ii) the expiration date of such option in the Notice of Grant. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

          (f) Nontransferability of Options: Options granted under the 1996 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (g) The Administrator may offer to buy an optionee's option for cash or shares on terms determined by the Administrator.

          (h) Other Provisions: The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Plan as the Administrator may determine.

     Stock Purchase Rights. A stock purchase right gives the purchaser a period of no longer than six (6) months from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment relationship, directorship or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercised during the Right holder's lifetime only by the Right holder.

     Adjustments Upon Changes in Capitalization. If the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of stock subject to the 1996 Plan, the number of unissued or returned Plan shares and shares subject to any option or Right outstanding under the 1996 Plan, and the exercise price of any such outstanding award.

     In the event of a liquidation or dissolution, any unexercised options or Rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, and may provide that any Company repurchase right lapses if the proposed liquidation or dissolution takes place as contemplated.

     In connection with any merger or sale of substantially all the assets of the Company, each outstanding option or Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation. If the successor corporation refuses to assume the options and Rights or to substitute substantially equivalent awards, the optionee or Right holder shall be entitled to exercise the option or Right in full, including as to shares not otherwise exercisable. In such event, the Administrator shall notify the optionee or Right holder that the option or Right is fully exercisable for fifteen (15) days from the date of such notice and that the option or Right terminates upon expiration of such period.

     Amendment and Termination of the 1996 Plan. The Board may amend, alter, suspend or terminate the 1996 Plan at any time. However, the Company shall obtain stockholder approval for any amendment to the 1996 Plan to the extent necessary or desirable to comply with Rule 16b-3 or Section 422 of the Code, or any successor rule or statute or other applicable law, including requirements of an exchange or quotation system. No such action by the Board or stockholders may alter or impair any option or Right previously granted under the 1996 Plan without the written consent of the optionee or Right holder. Unless terminated earlier, the 1996 Plan shall terminate ten years from the date of its approval.

FEDERAL INCOME TAX CONSEQUENCES FOR THE 1996 PLAN

     Incentive Stock Options. An optionee who is granted an Incentive Stock Option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the lesser of (A) the difference between the fair market value of the shares at the date of the option exercise and the aggregate exercise price, and (B) the difference between the sale price of the shares and the aggregate exercise price. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or a more than 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time of a grant of a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the aggregate exercise price. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of the employment relationship, directorship or consulting relationship with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase the recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee or former employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or a more than 10% stockholder of the Company.

     The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the 1996 Plan. It does not purport to be complete and does not discuss the tax consequences of an employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP, independent accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 30, 1997. Deloitte & Touche has audited the Company's financial statements since fiscal 1983.

     The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of Deloitte & Touche. The Board of Directors recommends voting "FOR" approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     A representative of Deloitte & Touche is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                                 OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in accordance with their judgment.

     The Company has borne the cost of preparing, assembling and mailing this proxy solicitation material.

                                          By Order of the Board of Directors

                                          /s/ Dennis A. Whittler
                                          ----------------------------------
                                          Dennis A. Whittler
                                          Secretary

                               PROXIMA CORPORATION
                                 1996 STOCK PLAN

         1. Purposes of the Plan. The purposes of this Stock Plan are:

            - to attract and retain the best available personnel for positions of substantial responsibility,

            - to provide additional incentive to Employees, Directors and Consultants, and

            -     to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

            (f) "Common Stock" means the Common Stock of the Company.

            (g) "Company" means Proxima Corporation, a Delaware corporation.

            (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

            (i) "Continuous Status as an Employee, Director or Consultant" means that (i) the employment relationship with, (ii) the relationship as a Director of or (iii) the consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

            (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (s) "Option" means a stock option granted pursuant to the Plan.

            (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

            (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

            (w) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option or Stock Purchase Right.

            (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (y) "Plan" means this 1996 Stock Plan.

            (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

            (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (cc) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

            (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

            (ff) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 500,000 Shares, plus any Shares returned to the Plan as a result of termination of options under the 1986 Stock Option Plan, which amount shall not exceed 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or a Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

        4.  Administration of the Plan.

            (a) Procedure.

                (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by

(A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                (ii) to select the Employees, Directors and Consultants to whom Options and Stock Purchase Rights may be granted hereunder;

                (iii) to determine whether and to what extent Options and Stock Purchase Rights, or any combination thereof, are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                (v) to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                (xii) to institute an Option Exchange Program;

                (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Director or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6. Limitations.

        (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair
Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 200,000 Shares.

                (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 400,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         9. Option Exercise Price and Consideration.

                (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                       (i)    In the case of an Incentive Stock Option

                              (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i)    cash;

                       (ii)   check;

                       (iii)  promissory note;

                       (iv) other Shares (A) that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, and (B) in the case of Shares acquired upon exercise of an option, that have been owned by the Optionee for more than six months on the date of surrender.

                       (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option, a sale of all or a portion of the Shares acquired pursuant thereto and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii) any combination of the foregoing methods of payment; or

                       (viii) other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as may be determined by the Administrator and set forth in the Option Agreement.

                       An Option may not be exercised for a fraction of a Share.

                       An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Employment Relationship, Directorship or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee, Director or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            Notwithstanding the above, in the event of changes in an Optionee's status between Employee, Director or Consultant, the Optionee's Continuous Status as an Employee, Director or Consultant shall not automatically terminate solely as a result of such changes in status. In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following the date Optionee's status as an employee terminated.

         (c) Disability of Optionee. Upon termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

               (f) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        11.    Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment relationship, directorship or consulting relationship with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

               (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        16.    Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17.    Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange or quotation system upon which the Common Stock is listed.

                                 1996 STOCK PLAN

                             STOCK OPTION AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.      NOTICE OF STOCK OPTION GRANT

        [Optionee's Name and Address]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Vesting Commencement Date           _________________________

        Exercise Price per Share            $________________________

        Total Number of Shares Granted      _________________________

        Total Exercise Price                $_________________________

        Type of Option:                      ___      Incentive Stock Option

                                             ___      Nonstatutory Stock Option
        Term/Expiration Date:               _________________________

     Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date. Beginning with the thirteenth month and ending with the sixtieth month after the Vesting Commencement Date, 1/60 of the Shares subject to the Option shall vest in each such month.

        Termination Period:

        This Option may be exercised for 90 days after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as is provided in the Plan. In the event of changes in the Optionee's status between Employee, Director or Consultant, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2.     Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise comply with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a)     cash; or

               (b)     check; or

               (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option, a sale of all or a portion of the Shares acquired pursuant thereto and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

               (d) surrender of other Shares (i) that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, AND (ii) in the case of Shares acquired upon exercise of an option, that have been owned by the Optionee for more than six (6) months on the date of surrender.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a)     Exercising the Option.

                       (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                       (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Director or Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

               (b) Disposition of Shares.

                       (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                       (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

        8. NO GUARANTEE OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT RELATIONSHIP, DIRECTORSHIP OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   PROXIMA CORPORATION

__________________________________  By:________________________________
Signature

__________________________________     ________________________________
Print Name                             Print Name

__________________________________  Title:______________________________
Residence Address

__________________________________

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                             __________________________________
                                             Spouse of Optionee

                                    EXHIBIT A

                                 1996 STOCK PLAN

                                 EXERCISE NOTICE

PROXIMA CORPORATION
9440 Carroll Park Drive
San Diego, CA 92121

Attention:  Corporate Secretary

        1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Proxima Corporation (the "Company") under and pursuant to the 1996 Stock Plan (the "Plan") and the Stock Option Agreement dated , 19___ (the "Option Agreement"). The purchase price for the Shares shall be $ , as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                       Accepted by:

PURCHASER:                          PROXIMA CORPORATION

__________________________________  By: _________________________________
Signature

__________________________________  _____________________________________
Print Name                          Print Name

                                    Its:_________________________________

Address:                            Address:

___________________________         9440 Carroll Park Drive
___________________________         San Diego, CA 92121

                                 1996 STOCK PLAN

                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

        You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing Continuous Status as an Employee, Director or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

        Grant Number                        _________________________

        Date of Grant                       _________________________

        Price Per Share                     $________________________

        Total Number of Shares Subject      _________________________
          to This Stock Purchase Right

        Expiration Date:                    _________________________

        YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 1996 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                            PROXIMA CORPORATION

___________________________         By: ___________________________
Signature

___________________________         _______________________________
Print Name                          Print Name

                                    Its:___________________________

                                   EXHIBIT A-1

                                 1996 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

        WHEREAS the Purchaser named in the Notice of Grant, (the "Purchaser") is an Employee, Director or Consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

        WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement");

        NOW THEREFORE, the parties agree as follows:

        1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the per Share purchase price and as otherwise described in the Notice of Grant.

        2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

           3. Repurchase Option.

               (a) In the event the Purchaser's Continuous Status as an Employee, Director or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option"), for a period of sixty
(60) days from such date, to repurchase at the original purchase price per share (the "Repurchase Price") up to that number of shares that constitute the Unreleased Shares (as defined in Section 4). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor cash or a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

               (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

        4.     Release of Shares From Repurchase Option.

               (a) Twenty percent (20%) of the Shares shall be released from the Company's Repurchase Option one year after the Date of Grant and 1/60 of the shares shall be released at the end of each month thereafter, provided that the Purchaser's Continuous Status as an Employee, Director or Consultant has not terminated prior to the date of any such release.

               (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

               (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

        5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

        6.     Escrow of Shares.

               (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the

Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

               (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

               (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

               (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

               (e) Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

        7. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

        9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the

Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

               THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

        10.    General Provisions.

               (a) This Agreement shall be governed by the laws of the State of California, except for that body of law pertaining to conflict of law. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

               (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

               Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

               (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

               (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

               (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

               (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT RELATIONSHIP, DIRECTORSHIP OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

        By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:  _____________________

PURCHASER:                          PROXIMA CORPORATION

______________________________      By:____________________________
Signature

______________________________      _______________________________
Print Name                          Print Name

                                    Title:__________________________

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ___________________________________________ (__________)
shares of the Common Stock of Proxima Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between________________________ and the undersigned dated ______________, 19__.

Dated: _______________, 19

                                        Signature:______________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS

                                                            _____________, 19___

Corporate Secretary
Proxima Corporation
9440 Carroll Park Drive
San Diego, CA 92121

Dear ______________:

        As Escrow Agent for both Proxima Corporation, a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, or any appeal has been finally resolved, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

               COMPANY:            PROXIMA CORPORATION

               PURCHASER:          ___________________

                                   ___________________

                                   ___________________

               ESCROW AGENT:       Corporate Secretary
                                   Proxima Corporation
                                   9440 Carroll Park Drive
                                   San Diego, CA 92121

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except for that body of law pertaining to conflict of laws.

                                   Very truly yours,

                                   PROXIMA CORPORATION

                                   By:  _____________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________

                                   PURCHASER:

                                   ___________________________________________
                                   (Signature)

                                   ___________________________________________
                                   (Print Name)

ESCROW AGENT:


_____________________________
Corporate Secretary

                                   EXHIBIT A-4

                                CONSENT OF SPOUSE

        I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Proxima Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19___

                                             ___________________________________
                                             Signature of Spouse

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME:                  TAXPAYER:                   SPOUSE:

        ADDRESS:

        IDENTIFICATION NO.:            TAXPAYER:                  SPOUSE:

        TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: shares (the "Shares") of the Common Stock of Proxima Corporation (the "Company").

3.      The date on which the property was transferred is: ____________, 19__.

4.      The property is subject to the following restrictions:

        The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction that by its terms will never lapse, of such property is:

        $_______________.

6.      The amount (if any) paid for such property is:

        $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  ___________________, 19____  ___________________________________________
                                     Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  ___________________, 19____  ___________________________________________
                                     Spouse of Taxpayer

PROXY

                              PROXIMA CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              1996 ANNUAL MEETING OF STOCKHOLDERS--AUGUST 14, 1996


        The undersigned stockholder(s) of Proxima Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints John E. Rehfeld and Kenneth E. Olson and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Proxima Corporation to be held August 14, 1996 at 5:00 p.m., local time, at the offices of the corporation, 9440 Carroll Park Drive, San Diego, California 92121 and any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)



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

Please mark
your votes as   /X/
indicated in
this example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3

1.  Election of Directors                                               WITHHOLD
    To withhold authority to vote for any individual         FOR        FOR ALL
    nominee, strike through the nominee's name below.        / /          / /

    Nominees: Patrick Arrington
              Richard E. Belluzzo
              Robert W. Johnson
              Jeffrey M. Nash
              Kenneth E. Olson
              John E. Rehfeld
              John M. Seiber

2.  Approve the 1996 Stock Plan and reserve shares       FOR   AGAINST   ABSTAIN
    for issuance thereunder                              / /     / /       / /

3.  Ratify the appointment of Deloitte & Touche LLP      FOR   AGAINST   ABSTAIN
    as independent accountants for the ensuing year      / /     / /       / /

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL PROPOSALS ABOVE AND AS THE PROXIES DEEM ADVISABLE ON ANY OTHER MATTERS AS MAY COME BEFORE THE MEETING.


Signature(s) __________________________________________________ Date: __________
This proxy should be signed by the Stockholder(s) exactly as his or her name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title.

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